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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 23, 2005

FIELDSTONE MORTGAGE INVESTMENT CORPORATION (as depositor under an Amended and
Restated Trust Agreement, dated as of November 23, 2005, providing for, inter alia, the issuance of Fieldstone Mortgage Investment Trust, Series 2005-3
Mortgage-Backed Notes)

                   Fieldstone Mortgage Investment Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

Maryland                            333-125910                  20-2972688
--------                            ----------                  ----------
State of Incorporation        (Commission File Number)      (I.R.S. Employer
                                                            Identification No.)


11000 Broken Land Parkway, Suite 600, Columbia, Maryland        21044
--------------------------------------------------------        -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (866) 365-3642
                                                     ---------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))



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         Item 8.01.        Other Events
                           ------------

                           Hunton & Williams LLP has been retained by this
                  Registrant as counsel for its Shelf Registration Statement on Form S-3 (Registration No. 333-125910) in connection with various transactions. Legal opinions of Hunton & Williams LLP relating to the issuance of Fieldstone Mortgage Investment
                  Trust, Series 2005-3 Mortgage-Backed Notes to be incorporated into the Registration Statement are attached hereto as Exhibit
                  5.1, Exhibit 8.1 and Exhibit 23.1.

         Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


Exhibit No.                    Description
-----------                    -----------
5.1                            Opinion of Hunton & Williams LLP as to legality
                               (including consent)
8.4                            Opinion of Hunton & Williams LLP as to certain
                               tax matters (included in Exhibit 5.1)
23.1                           Consent of Hunton & Williams LLP
                               (included in Exhibit 5.1)



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          FIELDSTONE MORTGAGE INVESTMENT
                                          CORPORATION
                                          (Registrant)


                                          By: /s/ John C. Kendall
                                             -----------------------------------
                                          Name:  John C. Kendall
                                          Title:  Director and President



Dated:  December 1, 2005



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                                  EXHIBIT INDEX

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
                         Item 601(a) of                                                     Sequentially
Exhibit                  Regulation S-K                                                     Numbered
Number                   Exhibit No.               Description                              Page
------                   -----------               -----------                              ----

1                        5.1                       Opinion of Hunton & Williams LLP as to
                                                   legality (including consent)
2                        8.4                       Opinion of Hunton & Williams LLP as to
                                                   certain tax matters (included in
                                                   Exhibit 5.1)
3                        23.1                      Consent of Hunton & Williams LLP
                                                   (included in Exhibit 5.1)